CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Montpellier Group, Inc. (the "Company") on Form 10QSB for the period ended April 30, 2003, as filed with the Securities and Exchange Commission on this date, the undersigned, being the Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 10, 2003	Signed:	/s/ Donna Loui

	Name:	Donna Loui
	Title:	Chief Executive Officer
and principal financial officer